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                                                                    EXHIBIT (24)

                            FIRST UNION CORPORATION

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and the attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, a Registration Statement to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are issuable in connection with the acquisition of Center Financial Corporation, and to sign any and all amendments to such Registration Statement.

                         SIGNATURE                                                   CAPACITY


           /s/              EDWARD E. CRUTCHFIELD             Chairman and Chief Executive
                   EDWARD E. CRUTCHFIELD                        Officer and Director

            /s/                 ROBERT T. ATWOOD              Executive Vice President and
                      ROBERT T. ATWOOD                          Chief Financial Officer

            /s/                  JAMES H. HATCH               Senior Vice President and
                       JAMES H. HATCH                           Controller (Principal
                                                                Accounting Officer)

            /s/                  EDWARD E. BARR               Director
                       EDWARD E. BARR

            /s/                G. ALEX BERNHARDT              Director
                     G. ALEX BERNHARDT

            /s/                W. WALDO BRADLEY               Director
                      W. WALDO BRADLEY

            /s/                  ROBERT J. BROWN              Director
                      ROBERT J. BROWN

            /s/                  ROBERT D. DAVIS              Director
                      ROBERT D. DAVIS

           /s/                 R. STUART DICKSON              Director
                     R. STUART DICKSON

            /s/                     B. F. DOLAN               Director
                        B. F. DOLAN

            /s/                 RODDEY DOWD, SR.              Director
                      RODDEY DOWD, SR.

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
                         SIGNATURE                                                   CAPACITY

           /s/                  JOHN R. GEORGIUS              Director
                      JOHN R. GEORGIUS

            /s/               ARTHUR M. GOLDBERG              Director
                     ARTHUR M. GOLDBERG

          /s/              WILLIAM H. GOODWIN, JR.            Director
                  WILLIAM H. GOODWIN, JR.

           /s/                 BRENTON S. HALSEY              Director
                     BRENTON S. HALSEY

            /s/               HOWARD H. HAWORTH               Director
                     HOWARD H. HAWORTH

            /s/                  FRANK M. HENRY               Director
                       FRANK M. HENRY

                                                              Director
                     LEONARD G. HERRING

          /s/             JUAN RODRIGUEZ INCIARTE             Director
                  JUAN RODRIGUEZ INCIARTE

            /s/                 JACK A. LAUGHERY              Director
                      JACK A. LAUGHERY

             /s/                    MAX LENNON                Director
                         MAX LENNON

            /s/                RADFORD D. LOVETT              Director
                     RADFORD D. LOVETT

            /s/                  JOSEPH NEUBAUER              Director
                      JOSEPH NEUBAUER

                                                              Director
                    HENRY D. PERRY, JR.

           /s/              RANDOLPH N. REYNOLDS              Director
                    RANDOLPH N. REYNOLDS

             /s/                   RUTH G. SHAW               Director
                        RUTH G. SHAW

                         SIGNATURE                                                   CAPACITY

            /s/                   LANTY L. SMITH              Director
                       LANTY L. SMITH

           /s/             ANTHONY P. TERRACCIANO             Director
                   ANTHONY P. TERRACCIANO

            /s/                 DEWEY L. TROGDON              Director
                      DEWEY L. TROGDON

            /s/                    JOHN D. UIBLE              Director
                       JOHN D. UIBLE

            /s/                    B. J. WALKER               Director
                        B. J. WALKER

Dated: June 18, 1996
Charlotte, North Carolina